SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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M3Sixty Funds Trust
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M3Sixty Funds Trust

F/m Investments Large Cap Focused Fund
(formerly known as Cognios Large Cap Growth Fund)

(the “Fund”)

4300 Shawnee Mission Parkway, Suite 100
Fairway, Kansas 66205

March 20, 2020

Dear Shareholders:

The enclosed Proxy Statement contains information about a proposal (“Proposal 1”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between M3Sixty Funds Trust (the “Trust”), on behalf of the Fund, and F/m Investments LLC (the “New Adviser”), the proposed new investment adviser to the Fund, by shareholders of the Fund at a Special Meeting of Shareholders to be held on or about April 10, 2020, at 11:00 a.m. at the offices of the Trust, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205.

The New Adviser currently serves as the investment adviser to the Fund under an interim investment advisory agreement between the Trust, on behalf of the Fund, and the New Adviser (the “Interim Agreement”). The Interim Agreement was approved by the Board of Trustees of the Trust (the “Board”) at a meeting held on January 21, 2020; the Interim Agreement took effect on February 1, 2020, in advance of a transaction impacting the ownership of Cognios Capital, LLC (“Cognios”), the prior investment adviser to the Fund. Cognios is in the process of transitioning its business to another investment adviser, which under the Investment Company Act of 1940 (the “1940 Act”) and the terms of the former investment advisory agreement with Cognios (the “Former Advisory Agreement”), will result in the termination of the Former Advisory Agreement. Information on the Former Advisory Agreement and the New Advisory Agreement is outlined in this Proxy Statement. In addition, information on the New Adviser and the other service providers serving the Fund is included as well. The Board unanimously approved the New Agreement at a special meeting held on February 12, 2020.

It is important to note that although a new investment adviser to the Fund is being proposed, Francisco J. Bido, portfolio manager to the Fund, will continue to serve as the portfolio manager to the Fund following shareholder approval of the New Advisory Agreement. Mr. Bido became an employee of the New Adviser on February 1, 2020. Alexander Morris, Chief Investment Officer of the New Adviser, will join Mr. Bido as a portfolio manager. In addition, no changes are being proposed to the advisory fees charged to the Fund, and the New Adviser has committed to continue the current expense limitation arrangement with the Fund through at least October 31, 2021.

To allow the New Adviser to serve as the investment adviser to the Fund without any interruption, shareholders of the Fund are being asked to approve the New Advisory Agreement. The Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, voted unanimously to approve the New Advisory Agreement on behalf of the Fund and recommends that you approve Proposal 1. The Board believes that Proposal 1 is in the best interests of the Fund and its shareholders.

It is very important to receive your vote before April 10, 2020. Voting is quick and easy. Everything you need to vote is enclosed. Please mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll-free number on your proxy card to vote by telephone. You should use the enclosed instructions to vote by telephone.

YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period, you may receive a telephone call from a representative of Cognios, any of its affiliates, the New Adviser, any of its affiliates, or from our proxy solicitor, AST Fund Solutions, reminding you to vote your shares.

I appreciate your participation and prompt attention to this matter.

Sincerely,

Randall K. Linscott
President
M3Sixty Funds Trust

IMPORTANT INFORMATION

YOUR VOTE IS IMPORTANT

We encourage you to read the full text of the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q.What are shareholders being asked to vote on at the upcoming Special Meeting of Shareholders on April 10, 2020 (the “Meeting”)?

A.At the Meeting, shareholders of the F/m Investments Large Cap Focused Fund (formerly known as Cognios Large Cap Growth Fund) (the “Fund”), a series of M3Sixty Funds Trust (the “Trust”), will be voting on a proposal (“Proposal 1”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and F/m Investments LLC (the “New Adviser”). The New Adviser currently serves as the investment adviser to the Fund under an interim advisory agreement between the Trust, on behalf of the Fund, and the New Adviser (the “Interim Agreement”)

Q.Why are shareholders being asked to approve the Proposal?

A.To avoid interruption to the management and operations of the Fund and to avoid additional costs to any Fund, the Board is recommending that shareholders of the Fund approve Proposal 1.

Q.Has the Board of Trustees of the Trust (the “Board”) approved the Proposal?

A.At an in-person meeting of the Board of Trustees of the Trust (the “Board”) held on February 12, 2020, the Board unanimously approved the New Advisory Agreement for the Fund, subject to shareholder approval.

Q.How does the Board recommend that I vote?

A. The Board recommends that you vote FOR Proposal 1 to approve the New Advisory Agreement.

Q.Why is the Board recommending that shareholders approve the Proposal?

A.The Board believes the New Adviser will provide shareholders with a high level of service under the New Advisory Agreement.

Q.How will the approval of the Proposal affect the management and operations of the Fund?

A.The Fund’s investment objectives and investment strategies will not change as a result of the New Advisory Agreement. In addition, one of the current portfolio managers of the Fund, Francisco J. Bido, will continue to serve as the portfolio manager to the Fund. Accordingly, the approval of Proposal 1 is not expected to affect the management of the Fund or its portfolio significantly. The costs associated with the solicitation of proxies are expected to be $4,522.

Q.How will the approval of the Proposal affect the expenses of the Fund?

A.The approval of the New Advisory Agreement on behalf of the Fund will not result in a change to the advisory fee. In addition, the New Adviser has agreed to maintain the current expense limitation agreements with the Fund through October 31, 2021. Furthermore, the cost of preparing, printing, and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail, or in person, will be paid by the New Adviser.

Q.What are the primary reasons for the retention of the New Adviser as the investment adviser to the Fund?

A.The Board weighed many factors in reaching its decision to approve the New Advisory Agreement, including, without limitation, the history, reputation, and resources of the New Adviser; performance results achieved by the portfolio manager for its clients, including the Fund, as applicable; quality of services provided by the New Adviser; and the fact that the transfer of operations is not expected to result in significant changes to the portfolio management team serving the Fund. The Board also considered that the advisory fee will not change for the Fund and that the fee waivers or expense reimbursements currently provided by Cognios for the Fund will remain in place as well. Additional details regarding factors considered by the Board in approving the New Advisory Agreement can be found in the section “Evaluation by the Board of Trustees” in the enclosed Proxy Statement.

Q.Are there any material differences between the Former Advisory Agreement and the New Advisory Agreement?

A.Yes. The differences between the Former Advisory Agreement and the New Advisory Agreement are discussed in the proxy statement. The differences primarily relate to the form of the contract and some technical legal provisions. The Former Advisory Agreement and the New Advisory Agreement are also attached as Exhibits to the proxy statement. Shareholders are encouraged to read the New Advisory Agreement.

Q.How do I vote?

A.We urge you to vote your shares by submitting your proxy via the internet, phone, or mail as soon as possible. You may also vote in person at the shareholder meeting. Specific instructions for these voting options can be found on the enclosed Proxy Card.

Q.When should I vote?

A.Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting. Representatives of the New Adviser, any of its affiliates, and AST Fund Solutions, a firm authorized by the New Adviser and Cognios to assist in the solicitation of proxies, may be contacting you to urge you to vote on these important matters.

F/m Investments Large Cap Focused Fund
(formerly known as Cognios Large Cap Growth Fund)

(the “Fund”)

4300 Shawnee Mission Parkway, Suite 100
Fairway, Kansas 66205

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held April 10, 2020

Dear Shareholders:

The Board of Trustees (the “Board”) of M3Sixty Funds Trust (the “Trust”) has called a special meeting of the Shareholders of the F/m Investments Large Cap Focused Fund (formerly known as Cognios Large Cap Growth Fund) (the “Fund”), a series of the Trust, to be held at the offices of the Trust, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, on April 10, 2020, at 11:00 a.m., Eastern Time, for the following purposes:

1.To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and F/m Investments LLC. No investment advisory fee increase is proposed.

2.To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board recommends that you vote FOR Proposal 1. Shareholders of record at the close of business on February 3, 2020, are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

Please read the enclosed Proxy Statement carefully for information concerning the Proposal to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

On behalf of the Board of Trustees

Randall K. Linscott, President

March 20, 2020

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

F/m Investments Large Cap Focused Fund
(formerly known as Cognios Large Cap Growth Fund)

(the “Fund”)

4300 Shawnee Mission Parkway, Suite 100
Fairway, Kansas 66205

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
To Be Held April 10, 2020

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of M3Sixty Funds Trust (the “Trust”) on behalf of the F/m Investments Large Cap Focused Fund (formerly known as Cognios Large Cap Growth Fund) (the “Fund”) for use at the special meeting of shareholders, to be held at the offices of the Trust, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, on April 10, 2020, at 11:00 a.m., Eastern Time, and at any adjournments thereof (the “Meeting”). The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about March 23, 2020. Only shareholders of record at the close of business on February 3, 2020 (the “Record Date”) will be entitled to vote at the Meeting.

The Shareholders of the Fund, as indicated below, are being asked to consider the following proposals:

1.To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and F/m Investments LLC. No investment advisory fee increase is proposed.

2.Transaction of such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders in the Fund will vote separately on Proposal 1. Under the Investment Company Act of 1940, as amended (the “1940 Act”), an affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal 1. As defined in the 1940 Act, a “vote of the holders of a majority of the outstanding voting” shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at https://vote.proxyonline.com/cognios/docs/fmiproxy.pdf or by calling (877) 732-3612.
The Fund’s annual and semi-annual reports are available, at no charge, by calling 888-553-4233 or on the Fund’s website at www.cogniosfunds.com.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST & THE NEW ADVISER

Summary of the Proposal

You are receiving this proxy statement because the prior investment adviser to the Fund, Cognios Capital, LLC (“Cognios”), intends to transfer its operations to another investment advisory firm, which will terminate the investment advisory agreement with the Trust, on behalf of the Fund (the “Former Advisory Agreement”). In anticipation of this transaction (the “Transaction”), the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”), voted unanimously to approve an interim investment advisory agreement (the “Interim Advisory Agreement”) with F/m Investments LLC (the “New Adviser”); the Interim Advisory Agreement become effective on February 1, 2020, and will expire after 150 days. For the New Adviser to continue to provide investment management services to the Fund following the expiration of the Interim Advisory Agreement, you are being asked to approve a new investment advisory agreement between the Trust and the New Adviser (the “New Advisory Agreement”) for the Fund. Approval of the New Advisory Agreement will not increase advisory fees paid by the Fund or its shareholders. A description of the differences between the Former Advisory Agreement and the New Advisory Agreement is included below. The New Advisory Agreement is attached hereto as Exhibit, A and the Former Advisory Agreement is attached hereto as Exhibit B. The effective date of the New Advisory Agreement is expected to be the date it is approved by shareholders of the Fund.

Cognios has acted as the investment adviser to the Fund since its inception and has its principal office at 11250 Tomahawk Creek Parkway, Leawood, Kansas 66211. Cognios commenced business operations in March 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser.

The New Adviser was organized in June 2019 and is registered with the SEC as an investment adviser. The New Adviser has its principal office at 3050 K Street NW, Suite W-170, Washington, DC 20007. The New Adviser currently manages another mutual fund.

John G. Brandmeyer, Chairman of Cognios and Manager of TCP Holdings, LLC, which owns a controlling interest in Cognios, has decided to exit the investment advisory business and terminate the Former Advisory Agreement. At a meeting held on January 22, 2020, Cognios notified the Fund’s Board of the Transaction, and the Board, including a majority of the Independent Trustees, approved the Interim Advisory Agreement with the New Adviser to be effective on February 1, 2020.

At a meeting held on February 12, 2020, the Board, including all the Independent Trustees, approved the New Advisory Agreement between the Trust, on behalf of the Fund, and the New Adviser. The Independent Trustees’ considerations are set forth below.

Also at the meeting held February 12, 2020, the Board, including the Independent Trustees, approved an expense limitation agreement between the Trust, on behalf of the Fund, and the New Adviser. Under the expense limitation agreement, the New Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, borrowing expenses, distribution fees under Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to not more than 0.90% through at least October 31, 2021. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years after such waiver or expense reimbursement occurred, if the Fund can make the payment without exceeding the expense limitation in place at the time of the waiver. The current contractual agreement cannot be terminated for at least one year after the effective date of the Fund’s Registration Statement without the Board’s approval.

The Transaction is a change of control of Cognios and constitutes an “assignment” (as defined in the 1940 Act) of the Former Advisory Agreement. As required by the 1940 Act, the Former Advisory Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Former Advisory Agreement will terminate upon the completion of the Transaction, which is expected to occur in late April 2020. In anticipation of the Transaction, you are being asked to approve the New Advisory Agreement to enable the New Adviser to manage the Fund.

Legal Analysis

In advance of the Transaction, the Board was informed by Cognios that compensation was going to be paid to affiliated persons of Cognios as a part of the Transaction. Legal counsel informed the Board that since compensation was involved in the Transaction, Section 15(f) of the 1940 Act applied to the Board’s considerations. Section 15(f) provides that, when a change in the control of an investment adviser occurs, the investment adviser and any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

(1) An “unfair burden” must not be imposed on the investment company as a result of the transaction causing the change of control, or any express or implied terms, conditions, or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two years after the change in control whereby the investment adviser (or predecessor or successor adviser), or an interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are involved with this Transaction; and

(2) During the three years immediately following consummation of the transaction causing the change in control, at least 75% of the members of the investment company’s board must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. Currently, 100% of the Trustees of the Trust are not interested persons, as defined by the 1940 Act, of Cognios, and the Trust contemplates that it will maintain this composition for a period of at least three years from the date of the Transaction.

Information Concerning the Prior Investment Adviser

The previous investment adviser to the Fund was Cognios Capital, LLC (“Cognios”). Until the close of business on January 31, 2020, Cognios served as the Fund’s investment adviser under the Former Advisory Agreement. Cognios is located at 11250 Tomahawk Creek Parkway, Leawood, Kansas 66211. Cognios is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Cognios is a Kansas limited liability company.

The names, titles, addresses, and principal occupations of the principal executive officers and directors of Cognios are set forth below:

Name and Address:*	Title and Principal Occupation:
Jonathan C. Angrist Brian J. Machtley John G. Brandmeyer Matthew A. Swendiman	Chief Executive Officer and Chief Investment Officer Executive Vice President Chairman Chief Compliance Officer

*The address for each officer and director is 11250 Tomahawk Creek Parkway, Leawood, Kansas 66211.

During the fiscal year ended June 30, 2019, Cognios was paid the following advisory fees from the Fund.

Fund Name	Gross Advisory Fee	Fee Waiver	Net Advisory Fee
Cognios Large Cap Growth Fund	$287,652	$(117,193)	$170,459

Cognios contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, fees payable under Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 0.90% until October 31, 2021. Each waiver or reimbursement of an expense by Cognios is subject to repayment by the Fund within three years following the date such waiver or reimbursement was made provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The following tables set forth the respective expense limitation arrangements for the Fund and the amounts recoverable under such arrangements.

The total amount of recoverable reimbursements as of March 4, 2020 and expiration dates was as follows:

	Recoverable Reimbursements and Expiration Dates
Fund	2020	2021	2022	2023	Total
Cognios Large Cap Growth Fund	$38,648	$99,798	$117,193	$77,480	$333,119

Information Concerning the New Adviser

F/m Investments LLC (the “New Adviser”), located at 3050 K Street NW, Suite W-170, Washington, DC 20007, is the proposed investment adviser to the Fund. The New Adviser is a Delaware limited liability company founded in 2019, and is registered with the SEC as an investment adviser. The New Adviser is a wholly-owned subsidiary of F/m Acceleration, LLC.

The names, titles, addresses, and principal occupations of the principal executive officers and directors of the New Adviser are set forth below:

Name and Address:*	Title and Principal Occupation:
David L. Littleton, JD, CPA Alexander Morris Matthew A. Swendiman	Chief Executive Officer Chief Investment Officer Chairman and Chief Compliance Officer

*The address for each officer and director is 3050 K Street NW, Suite W-170, Washington, DC 20007.

Interim Agreement

At an in-person meeting held on January 22, 2020, the Board, including all the Independent Trustees, unanimously approved the Interim Agreement with the New Adviser under Rule 15a-4 under the 1940 Act. The Interim Agreement became effective on February 1, 2020, and replaced the Former Advisory Agreement.

The Interim Agreement is substantially similar to the Former Advisory Agreement, except that it includes certain provisions required by Rule 15a-4 under the 1940 Act. Accordingly, the Interim Agreement has a maximum term of 150 days. Further, the Interim Agreement provides that the Trustees or a majority of the Fund’s outstanding voting securities may terminate the Interim Agreement at any time without penalty on not more than ten days’ written notice, and that the compensation earned by the New Adviser under the Interim Agreement is being held in an escrow account until shareholders approve the New Advisory Agreement, after which the amount in the escrow account, plus any interest, will be paid to the New Adviser. If shareholders do not approve the New Advisory Agreement, the New Adviser will be paid the lesser of the costs incurred, plus any interest earned on such amount, in performing its obligations under the Interim Agreement or the total amount in the escrow account, plus any interest.

The New Adviser will continue to manage the Fund under the Interim Agreement until the New Advisory Agreement is approved by shareholders or the Interim Agreement has expired. If the New Advisory Agreement is not approved by shareholders, the Board and the New Adviser will consider other options, including a new or modified request for shareholder approval of a new advisory agreement with the New Adviser, retaining a different investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, or the possible liquidation of the Fund.

Comparison of the Former Advisory Agreement and the New Advisory Agreement

At an in-person meeting on February 12, 2020, the Board, including all the Independent Trustees, unanimously approved the New Advisory Agreement, subject to shareholder approval. The New Advisory Agreement will become effective on the date that it is approved by shareholders. A general discussion of the differences between the New Advisory Agreement and the Former Advisory Agreement is described below. Additionally, set forth below is a summary of certain material terms of the New Advisory Agreement. The New Advisory Agreement is attached hereto as Exhibit A, and the Former Advisory Agreement is attached hereto as Exhibit B. The Former Advisory Agreement was last approved by shareholders on September 19, 2016.

Differences Between the Agreements

Other than the dates of the Agreements and the parties to the Agreements, below are certain differences between the Agreements. Investors are encouraged to review and compare the Former Advisory Agreement and the New Advisory Agreement.

•Under the Former Advisory Agreement, the standard of care requires that the investment adviser use its best judgment in rendering the advisory services. For the New Advisory Agreement, there is no explicit standard of care; rather, the Advisory must meet its fiduciary duty under the Investment Advisers Act of 1940 and applicable state law. The New Advisory Agreement, like the Former Advisory Agreement, provides that the New Adviser will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

•The Former Advisory Agreement included a “Strategic Development” provision that is not present in the New Advisory Agreement. The Strategic Development provision required that Cognios develop and evaluate initiatives for the Fund. The New Adviser will continue to perform these services under other terms in the New Advisory Agreement, so there is no material change to the services provided to the Fund.

Material Terms of the New Advisory Agreement

Under the terms of the Former Advisory Agreement and the New Advisory Agreement, Cognios and the New Adviser, respectively, are entitled to receive an annual advisory fee from the Fund of 0.70% of the average daily net assets of the Fund.

The New Advisory Agreement provides that it will continue for an initial term of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees, including a majority of the Independent Trustees, at an in-person meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Advisory Agreement will automatically terminate on assignment, as defined by the 1940 Act, and is terminable upon notice by the Fund. In addition, the New Advisory Agreement can be terminated by the New Adviser on 60 days’ notice to the Fund. The New Advisory Agreement may be amended by the parties thereto (which include the New Adviser and the Trust) under the requirements of the 1940 Act.

The New Advisory Agreement, like the Former Advisory Agreement, provides that the New Adviser will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The effective date of the New Advisory Agreement is expected to be the date it is approved by shareholders of the Fund. If the New Advisory Agreement with the New Adviser is not approved by shareholders, as it relates to the Fund, the Board and the New Adviser will consider other options, including a new or modified request for shareholder approval of a new advisory agreement with the New Adviser, retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, or the possible liquidation and closing of the Fund.

The New Advisory Agreement is attached as Exhibit A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Evaluation by The Board

At an in-person meeting held on February 12, 2020, the Board approved the New Advisory Agreement for the Fund. The Board’s determination to approve the agreement followed its consideration of various factors and review of written materials provided by the New Adviser.

The Board’s deliberations and the information on which its conclusions were based are summarized below. At the Meeting, the Board considered the following material factors when it evaluated the New Advisory Agreement: (i) the nature, extent, and quality of the services to be provided by the New Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by the New Adviser from the relationship with the Cognios Funds; (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the shareholders; and (v) the New Adviser’s practices regarding possible conflicts of interest and other benefits derived by it.

In assessing these factors and reaching its decisions, the Board took into consideration information prepared for or presented at the Meeting. The Board was provided with information and reports relevant to the approval of the New Advisory Agreement, including: (i) information on the services and support that the New Adviser would provide to the Fund and its shareholders; (ii) a presentation by the New Adviser addressing the investment philosophy, investment strategy, personnel and operations that it would use when managing the Fund; (iii) the disclosure information contained in the registration statement of the Trust and the Form ADV of the New Adviser; and (iv) the memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the New Adviser, including financial information, information on investment advice and summaries of anticipated expenses for the Fund, and information on the New Adviser’s compliance program; (ii) comparative expense and performance information of the Fund’s peer group and category; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by the New Adviser from its relationship with the Trust and the Fund.

The Board did not identify any information that was most relevant to its consideration to approve the New Advisory Agreement, and each Trustee may have afforded different weights to the various factors. In deciding whether to approve the New Advisory Agreement, the Trustees considered numerous factors, including:

1.The nature, extent, and quality of the services to be provided by the New Adviser.

The Board considered the responsibilities of the New Adviser under the New Advisory Agreement. The Board reviewed the services to be provided by the New Adviser, including, without limitation: the process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; and the anticipated efforts of the New Adviser to promote the Fund and grow assets. The Board considered that the New Adviser currently manages a mutual fund, and the Board considered the New Adviser’s discussion of experience in that role. The Board considered: the New Adviser’s staffing, personnel and methods of operating; the education and experience of its personnel; and its compliance program, policies and procedures, and the fact that the New Adviser and Cognios have the same chief compliance officer and a similar compliance program. The Board noted that one of the Fund’s current portfolio managers is an employee of the New Adviser and will continue to manage the Fund. The Board also considered the financial condition of the New Adviser and its parent company. The Board also considered the affiliated relationships of the New Adviser, including the resources that the New Adviser could leverage for compliance, distribution, and operations. After reviewing the preceding and further information from the New Adviser, the Board concluded that the nature, extent, and quality of the services to be provided by the New Adviser under the New Advisory Agreement were adequate for the Fund.

2.Investment Performance of the Fund.

The Board noted that the New Adviser had not commenced managing the Fund, and therefore, a consideration of the Fund’s performance was not relevant to this factor. The Board considered Mr. Bido’s performance in managing the Fund since its inception at Cognios. It was noted that the Board approved revising the Fund’s name and principal investment strategies to reflect the change in investment adviser and its investment processes. It was also noted that the New Adviser currently does not have any separate account or institutional clients that utilize strategies like the Fund’s strategy.

3.The costs of services to be provided and profits to be realized by the New Adviser from its relationship with the Fund.

The Board considered the financial condition of the New Adviser and the level of commitment to the Fund by the New Adviser’s parent company and the expenses of the Fund, including the nature and frequency of advisory fee payments. The Board reviewed the New Adviser’s estimated profitability analysis for the Fund. The Board determined that the advisory fee, which would not change because of the transaction, was within an acceptable range considering the services to be rendered by the New Adviser. The Board noted that the advisory fee was slightly higher than the peer group average and median, but was within the reasonable range of for the peer group and reflected the small size of the Fund. Following this comparison and upon further consideration and discussion of the preceding, the Board concluded that the advisory fees to be paid to the New Adviser were fair and reasonable.

4.The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

The Board considered the Fund’s contemplated fee arrangements with the New Adviser. The Board noted that the advisory fee does not include a breakpoint but that the effect of the expense limitation agreement to be entered into for the Fund would have the effect of capping the expenses at a certain level. The Board noted that the New Adviser indicated that it intended to keep the expense cap in place for the foreseeable future and that it would evaluate its advisory fee and the Fund’s overall expenses periodically to ensure it remained competitive within the peer group. The Board noted that the net expense ratio of the Fund was below the peer group average and median. Following further discussion of the Fund’s projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s contemplated fee arrangement with the New Adviser was fair and reasonable relative to the nature, extent, and quality of the services to be provided by the New Adviser.

5.Possible conflicts of interest and other benefits.

In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; the method for bunching of portfolio securities transactions; the substance and administration of the Codes of Ethics; and other relevant policies described in the New Adviser’s Form ADV and compliance program, such as personal conduct policies, personal trading policies, risk management, and internal controls. The Board noted that the New Adviser represented that it does not anticipate utilizing soft dollars or commission recapture regarding the Fund. The Board took into consideration the affiliations of the New Adviser and considered the potential for conflicts of interest. Following further consideration and discussion, the Board indicated that the New Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interest, as well as the benefits to be derived by the New Adviser from managing the Fund, were satisfactory.

PROPOSAL 2

TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or to effect the same.  Neither the proxy holders nor the Board are aware of any matters which may be presented by others.  If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon following their best judgment.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 1.

OPERATION OF THE FUND

The Fund is a non-diversified series of M3Sixty Funds Trust, an open-end management investment company organized as a Delaware statutory trust on May 29, 2015. The Board supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust currently retains F/m Investments, LLC, located at 3050 K Street NW, Suite W-170, Washington, DC 20007, as interim investment adviser to the Fund. M3Sixty Administration, LLC (“M3Sixty”), located at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, serves as the Fund’s administrator, transfer agent and accounting agent. MUFG Union Bank®, N.A., serves as the custodian of the Fund’s assets. ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the principal underwriter and national distributor for the shares of the Fund. No changes are being made to the service providers, other than the investment adviser.

THE PROXY

The Board solicits proxies so that each shareholder can vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for the Fund will be voted for approval of the proposal. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the holders of the proxy on any other matter that may come before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 3,320,555.19 shares of beneficial interest of the Fund issued and outstanding.

Shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting. Each shareholder of the Fund is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter concerning the Fund submitted to a vote at the Meeting.

One-third of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Meeting. An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Advisory Agreement as it relates to the Fund. The 1940 Act defines “majority of the outstanding voting share” to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

Shareholders in the Fund will vote separately on Proposal 1. If Proposal 1 is approved by the shareholders of the Fund, the New Advisory Agreement is expected to be effective for the Fund as of the date of the Meeting. If shareholders of the Fund fail to approve Proposal 1, the Board will consider additional options as it relates to the Fund. These options include, among others, retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, or the possible liquidation and closing of the Fund.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum. The vote required to approve the Proposal is set forth above. Generally, abstentions and broker non-votes will be treated as votes present at the Meeting but will not be treated as votes cast. Therefore, abstentions and broker non-votes may have the same effect as a vote “against” the Proposal.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the Trustees and officers of the Trust beneficially owned, as a group less than 1% of the outstanding shares of the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders were the record owners of 5% or more of the outstanding shares of the Fund:

Names and Addresses	Percent of Fund	Type of Ownership
F/m Investments Large Cap Focused Fund – Investor Class Shares
Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105	94.06%	Record
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	5.68%	Record
F/m Investments Large Cap Focused Fund – Institutional Class Shares
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	99.80%	Record

As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Fund.

SHAREHOLDER PROPOSALS

Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period before the Trust begins to print and send its proxy materials.

COST OF SOLICITATION

The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the New Adviser. In addition to soliciting proxies by mail, the Trustees and employees of the Trust may solicit proxies in person or by telephone. The costs associated with the solicitation of proxies are expected be approximately $4,522. By voting immediately, you can help avoid the additional expense and burden of a second proxy solicitation.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with the Fund. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, or made by telephone by calling 888-553-4233.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

BY ORDER OF THE BOARD OF TRUSTEES

Randall K. Linscott, President

March 20, 2020

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 10, 2020:
The notice of meeting, proxy statement and shareholder ballot is available at
https://vote.proxyonline.com/cognios/docs/fmiproxy.pdf

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL (877) 732-3612.  REPRESENTATIVES ARE AVAILABLE TO ANSWER YOUR CALL 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

EXHIBIT A

FORM OF

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (this “Agreement”) is made as of this April __, 2020, and between M3Sixty Funds Trust, a Delaware statutory trust (the “Trust”) registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and F/m Investments LLC, a Delaware limited liability company.

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the series portfolios of the Trust set forth on the Schedule(s) A to this Agreement (each, a “Fund” and collectively, the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties, to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.THE ADVISER’S SERVICES.

(a)Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to each Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect. To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)Recordkeeping. The Adviser agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request.

(d)Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board. The Adviser agrees to notify the Trust as soon as practicable if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(e)Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding each Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and use appropriate interfaces established by such persons so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(f)Delegation of Authority. Any of the duties, responsibilities and obligations of the Adviser specified in this Section 1 and throughout the remainder of this Agreement with respect to one or more Funds may be delegated by the Adviser, at the Adviser’s expense, to an appropriate party (a “Sub-Adviser”), subject to such approval by the Board and shareholders of the applicable Funds to the extent required by the 1940 Act. The Adviser shall oversee the performance of delegated duties by any Sub-Adviser and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such Sub-Adviser. The retention of a Sub-Adviser by the Adviser pursuant to this Section 1(f) shall in no way reduce the responsibilities and obligations of the Adviser under this Agreement, and the Adviser shall be responsible to the Trust for all acts or omissions of any Sub-Adviser to the same extent the Adviser would be liable hereunder. Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Adviser, the Adviser shall take measures through its contract with, or its oversight of, the Sub-Adviser that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Adviser.

2.CODE OF ETHICS. The Adviser has adopted a written code of ethics (“Adviser’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser has adopted procedures reasonably designed to ensure compliance with the Adviser’s Code of Ethics. Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics. The Adviser shall respond to requests for information from the Trust as to violations of the Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Adviser’s Code of Ethics, whether or not such violation relates to a security held by any Fund.

3.INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s CCO promptly upon detection of: (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of each Fund’s or the Adviser’s policies, guidelines or procedures with respect to the Fund. In addition, the Adviser shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event: (x) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (y) of an actual change in control of the Adviser resulting in an “assignment” (as defined in Section 15 hereof) that has occurred or is otherwise proposed to occur.

(b)Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of each Fund required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to each Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on each Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.BROKERAGE.

(a)Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)Placement of Orders. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Adviser. The Adviser will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to each Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to each Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by each Fund.

5.CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6.ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Adviser shall not be responsible for a Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)Properly Registered. The Adviser is registered with the Commission as an investment adviser under the Advisers Act and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation pending or threatened that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)ADV Disclosure. The Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)Fund Disclosure Documents. The Adviser has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi- annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and do not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)Use of the Names “F/m Investments”. The Adviser has the right to use the names “F/m Investments” or any derivation thereof in connection with its services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “F/m Investments” in connection with the management and operation of each Fund. The Adviser is not aware of any actions, claims, litigation or proceedings existing or threatened that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “F/m Investments.”

(e)Insurance. The Adviser maintains errors and omissions insurance coverage in the amount disclosed to the Trust in connection with the Board’s approval of this Agreement and shall provide prior written notice to the Trust: (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)Conflicts. The Adviser shall act honestly, in good faith and in the best interests of its clients and the Fund. The Adviser maintains a Code of Ethics which defines the standards by which the Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(h)Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8.THE NAMES “F/m Investments”. The Adviser grants to the Trust a license to use the names “F/m Investments” (the “Name”) as part of the name of any Fund during the term of this Agreement. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (i) only use the Name in a manner consistent with uses approved by the Adviser; (ii) use its best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will: (i) submit to the Adviser representative samples of any promotional materials using the Name; and (ii) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund. As soon as practicable following the termination of this Agreement, but in no event longer than three months, the Trust shall cease the use of the Name and any related logos or any confusingly similar name and/or logo in connection with the marketing or operation of the Funds.

9.ADVISER’S COMPENSATION. Each Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in each Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by each Fund. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10.INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 15 hereof). This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

12.DURATION AND TERMINATION.

(a)This Agreement shall become effective as of the date executed with respect to a particular Fund (the “Effective Date”) and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(a)(ii) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

i.Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to a Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 15 hereof); or

ii.This Agreement shall automatically terminate two years from the date of its execution with respect to a particular Fund unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to this Agreement or “interested persons” (as defined in Section 15 hereof) of the Trust or the Adviser, at an in-person meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund.

(b)In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13.NOTICE. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party or such other address as the parties may designate from time to time. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to M3Sixty Funds Trust, c/o M3Sixty Administration, LLC, 4300 Shawnee Parkway, Suite 100, Fairway, KS, 66205, Attention: President; and notices to the Adviser shall be directed to F/m Investments, LLC3050 K Street, NW, Suite W-170, Washington, DC 20007 Attention: President.

14.CONFIDENTIALITY. The Adviser agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Trust and its shareholders received by the Adviser in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Adviser may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust.

15.CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

16.LIABILITY OF THE ADVISER. Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in this Agreement shall be deemed to protect the Adviser against any liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

17.RELATIONS WITH THE TRUST. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become interested persons of the Fund, and that the Adviser may be or become interested persons of the Fund as a shareholder or otherwise.

18.ENFORCEABILITY. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be severable as to each Fund.

19.LIMITATION OF LIABILITY. The Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by each Fund pursuant to this Agreement shall be limited in all cases to each Fund and each Fund’s respective assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of each Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

20.NON-EXCLUSIVE SERVICES. The services of the Adviser to the Trust are not deemed exclusive, and the Adviser shall be free to render similar services to others, to the extent that such service does not affect the Adviser’s ability to perform its duties and obligations hereunder.

21.GOVERNING LAW. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

22.PARAGRAPH HEADINGS; SYNTAX. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

23.COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted on each Schedule A to this Agreement.

M3Sixty Funds Trust		F/m Investments, LLC
By:		By:
Name:	Randall Linscott	Name:
Title:	President	Title:

SCHEDULE A-1
Investment Advisory Agreement
between
M3Sixty Funds Trust (the “Trust”) and
F/m Investments, LLC (the “Adviser”)

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund	Asset Breakpoint	Rate	Effective Date
F/m Investments Large Cap Focused Fund (formerly Cognios Large Cap Growth Fund)	None	0.70%	April __, 2020

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted in the Schedule A above.

M3Sixty Funds Trust		F/m Investments, LLC
By:		By:
Name:	Randall Linscott	Name:
Title:	President	Title:

EXHIBIT B

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (“AGREEMENT”), dated as of September 19, 2016, between M3Sixty Funds Trust, a Delaware statutory trust (“Trust”), and Cognios Capital, LLC, a limited liability company organized in the State of Kansas (“Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), as an open-end management investment company consisting of one or more separate series, each having its own assets and investment objective(s), policies and restrictions;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Board of Trustees of the Trust (the “Board”) wishes to appoint the Adviser as the investment adviser of the Trust for each of the series of the Trust specified in Appendix A to this Agreement, as such Appendix A may be amended by the Adviser and the Trust from time to time (“Funds”);

NOW, THEREFORE, the Trust and the Adviser hereby agree as follows:

1.APPOINTMENT OF THE ADVISER

The Trust hereby appoints the Adviser as the investment adviser of each of the Funds, subject to the supervision of the Board and in the manner and under the terms and conditions set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. In the performance of its duties, the Adviser will act in the best interests of the Trust and each Fund and will perform its duties hereunder for the Trust and each Fund in conformity with (a) applicable laws and regulations, including, but not limited to, the Investment Company Act and the Advisers Act, (b) the terms of this Agreement, (c) the investment objectives, policies and restrictions of each applicable Fund as stated in the Trust’s then-current registration statement under the Securities Act of 1933, as amended, and the Investment Company Act, (d) the Trust’s Agreement and Declaration of Trust and Bylaws (“Governing Documents”); and (e) such other guidelines as the Board reasonably may establish or approve. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and the Adviser.

2.DUTIES OF THE ADVISER

A. Investment Program. Subject to the general supervision and control of the Board and under the terms and conditions set forth in this Agreement, the Adviser will provide a continuous investment program for each Fund and will determine what securities and other investments will be purchased, retained, sold or loaned by each Fund and what portion of such assets will be invested or held uninvested as cash in accordance with each Fund’s investment objectives, policies and restrictions as stated in the Trust’s Governing Documents and such Fund’s then-current Prospectus and Statement of Additional Information (“SAI”). The Adviser will exercise full discretion and act for each Fund in the same manner and with the same force and effect as such Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

B. Strategic Development. Subject to the general supervision and control of the Board and under the terms and conditions set forth in this Agreement, the Adviser will monitor the implementation of each Fund’s investment program and assess each Fund’s investment objectives and policies, composition, investment style and investment process. From time to time, as requested by the Board or deemed necessary or appropriate by the Adviser, the Adviser will (i) develop and evaluate strategic initiatives with respect to the Trust and its Funds; (ii) make recommendations to the Board regarding the investment program of the Trust and its Funds, including any changes to Fund investment objectives and policies; (iii) coordinate and/or implement strategic initiatives approved by the Board; and (iv) prepare and provide reports to the Board on the impact of such strategic initiatives on the Trust and its Funds.

C. Exercise of Rights. The Adviser, unless and until otherwise directed by the Board, will exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization.

D. Execution of Transactions and Selection of Broker-Dealers. The Adviser will be responsible for effecting transactions for each Fund and selecting brokers or dealers to execute such transactions for each Fund. In the selection of brokers or dealers (which may include brokers or dealers affiliated with the Adviser) and the placement of orders for the purchase and sale of portfolio investments for each Fund, the Adviser will use its best efforts to obtain for each Fund the best execution available; however, subject to the appropriate policies and procedures approved by the Board, the Adviser may, to the extent authorized by applicable law, including Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), cause a Fund to pay a broker or dealer that provides brokerage or research services to the Adviser, the Trust and the Fund an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or the Adviser’s overall responsibilities to the Fund, the Trust or its other investment advisory clients. To the extent authorized by applicable law, including Section 28(e), and the Board, the Adviser will not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

E. Section 11 of the Securities Exchange Act of 1934, as amended. The Trust hereby authorizes any entity or person associated with the Adviser that is a member of a national securities exchange to effect any transaction on such exchange for the account of a Fund which is permitted by Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions.

F. Reports. The Adviser will:

(i) Furnish to the Board such statistical information, with respect to the investments that a Fund (or portions of any Fund) may hold or contemplate purchasing, as the Board may reasonably request;

(ii) Furnish to the Board such periodic and special reports as the Board may reasonably request; and

(iii) Apprise, on its own initiative, the Board of important developments materially affecting each Fund (or any portion of a Fund) and furnish the Trust, from time to time, with such information as may be appropriate for this purpose.

G. Delegation of Authority. Subject always to the direction and control of the Board, and at the Adviser’s expense, the Adviser may delegate any of the duties specified in this Section 2 with respect to one or more Funds to an appropriate party (“Sub-adviser”), including a Sub-adviser affiliated with the Adviser; provided, that any contract with a Sub-adviser (a “Sub-advisory Agreement”) will be in compliance with and approved as required by applicable law, including the Investment Company Act and the rules and regulations thereunder, or in accordance with exemptive or other relief granted by the Securities and Exchange Commission (“SEC”) or its staff under the Investment Company Act. The Adviser will have overall supervisory responsibility for the general management and investment of each Fund’s assets; full discretion to select new or additional Sub-advisers for each Fund; full discretion to enter into and materially modify existing Sub-advisory Agreements with Sub-advisers; and full discretion to terminate and replace any Sub-adviser. In connection with the delegation of responsibilities to a Sub-adviser, the Adviser will:

(i) Oversee the performance of delegated functions by each Sub-adviser, assess each Fund’s investment focus and furnish the Board with periodic reports concerning the performance of delegated responsibilities by the Sub-adviser;

(ii) Allocate and reallocate the assets of a Fund, or a portion thereof, to be managed by one or more Sub-advisers for such Fund and coordinate the activities of all Sub-advisers;

(iii) Monitor the Sub-adviser’s implementation of the investment program established by the Adviser with respect to any Fund (or portions of any Fund) under the management of such Sub-adviser;

(iv) Cause the appropriate Sub-adviser(s) to furnish to the Board such statistical information, with respect to the investments that a Fund (or portions of any Fund) may hold or contemplate purchasing, as the Board may reasonably request;

(v) Cause the appropriate Sub-adviser(s) to furnish to the Board such periodic and special reports as the Board may reasonably request;

(vi) Cause the appropriate Sub-adviser(s) to apprise the Board of important developments materially affecting each Fund (or any portion of a Fund) and furnish the Trust, from time to time, with such information as may be appropriate for this purpose;

(vii) Take reasonable steps to ensure that the appropriate Sub-adviser(s) furnishes to third-party data reporting services all currently available standardized performance information and other customary data;

(viii) Be responsible for compensating the Sub-adviser in the manner specified by the Sub-advisory Agreement.

H. The Adviser will also furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

(i) Office Space. The Adviser will provide office space in the offices of the Adviser or in such other place as may be reasonably agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment; and

(ii) Personnel. The Adviser will provide necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (a) related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency or similar services by any entity, including the Adviser or its affiliates, selected to perform such services under such contracts; and (b) related to the services to be provided by any Sub-adviser pursuant to a Sub-advisory Agreement.

I. Limitations on Liability. The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, or reckless disregard of its duties to the Trust as specified in this Agreement.

3.ALLOCATION OF EXPENSES

A. Expenses Paid by the Adviser:

(i) Salaries, Expenses and Fees of Certain Persons. The Adviser (or its affiliates) will pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of the Adviser or its affiliates; and

(ii) Assumption of Trust Expenses. The payment or assumption by the Adviser of any expense of the Trust that the Adviser is not required by this Agreement to pay or assume will not obligate the Adviser to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

B. Expenses Paid by the Trust: The Trust will pay all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Adviser, as provided in this Agreement, or by a Sub-adviser, as provided in a Sub-advisory Agreement. Without limiting the generality of the foregoing, the Trust will pay or arrange for the payment of the following:

(i) Preparing, Printing and Mailing of Certain Documents. The costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns;

(ii) Officers and Trustees. Compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Adviser or its affiliates;

(iii) Registration Fees and Expenses. All legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities;

(iv) Custodian and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any;

(v) Independent Accountant and Legal Counsel Fees and Expenses. The charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees (as defined herein);

(vi) Transfer Agent. The charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust;

(vii) Transaction Costs. All brokers’ commissions and other transaction costs and issue and transfer taxes chargeable to the Trust in connection with securities and other transactions to which the Trust is a party;

(viii) Taxes. All taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies;

(ix) Trade Association Fees. Any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations;

(x) Bonding and Insurance. All insurance premiums for fidelity and other coverage;

(xi) Shareholder and Board Meetings. All expenses incidental to holding shareholders and Board meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses;

(xii) Pricing. All expenses of pricing of the net asset value per share of each Fund, including the cost of any equipment or services to obtain price quotations; and

(xiii) Nonrecurring and Extraordinary Expenses. Such extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

4.COMPENSATION OF THE ADVISER

For its services performed hereunder, the Trust will pay the Adviser with respect to each Fund the compensation specified in Appendix B to this Agreement. Such compensation will be paid to the Adviser by the Trust on a monthly basis on the first day of the following month; however, the Trust will calculate this charge on the daily average value of the assets of each Fund and accrue it on a daily basis.

5.NON-EXCLUSIVITY

The services of the Adviser to the Trust are not to be deemed to be exclusive, and the Adviser will be free to render investment management, advisory or other services to others (including other investment companies) and to engage in other activities so long as the services provided hereunder by the Adviser are not impaired. It is understood and agreed that the directors, officers and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors/trustees, or employees of any other firm or corporation, including other investment companies.

6.SUPPLEMENTAL ARRANGEMENTS.

The Adviser may enter into arrangements with its parent or other persons affiliated or unaffiliated with the Adviser for the provision of certain personnel and facilities to the Adviser to enable the Adviser to fulfill its duties and obligations under this Agreement.

7.RECORDS

The records relating to the services provided under this Agreement will be the property of the Trust and will be under its control; however, the Trust will furnish to the Adviser such records and permit it to retain such records (either in original or in duplicate form) as it will reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records will promptly be returned to the Trust by the Adviser free from any claim or retention of rights therein. The Adviser will keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable federal or state regulatory authorities.

8.DURATION OF AGREEMENT

This Agreement will become effective upon the date first above written, provided that, with respect to a Fund, this Agreement will not take effect unless, to the extent required by applicable law, it has first been approved (i) by a vote of a majority of those Trustees of the Trust who are not parties to the Agreement and who are not “interested persons” (as defined in the Investment Company Act) (“Independent Trustees”) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by an affirmative vote of a majority of the outstanding voting securities of such Fund. This Agreement will continue in effect for a two-year period, except that with respect to any new Fund, this Agreement will continue in effect for two years from the date such Fund is added to this Agreement. Thereafter, if not terminated, this Agreement will continue in effect from year to year with respect to a Fund only so long as such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Board or, with respect to a Fund, by an affirmative vote of a majority of the outstanding voting securities of such Fund. The required shareholder approval of the Agreement or of any continuance of the Agreement will be effective with respect to any affected Fund if a “majority of the outstanding voting securities” (as defined in Rule 18f-2(h) under the Investment Company Act) of the affected Fund votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the Agreement or (b) all the Funds.

If the shareholders of any Fund fail to approve the Agreement or any continuance of the Agreement, the Adviser will continue to act as investment manager with respect to such Fund pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different investment manager or other definitive action; provided, that the compensation received by the Adviser in respect of such Fund during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Fund or the amount it would have received under the Agreement in respect of such Fund, whichever is less.

9.TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any affected Fund, by the vote of a majority of the outstanding voting securities of such Fund, on sixty (60) days’ written notice to the Adviser, or by the Adviser on sixty (60) days’ written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event of its assignment.

10.AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to any exemptive or other relief granted by the SEC or its staff, this Agreement may be amended by the parties with respect to a Fund only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval will be effective with respect to any Fund if a majority of the outstanding voting securities of the shares of that Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all the Funds of the Trust.

11.ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

12.HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

13.NOTICES

All notices required to be given pursuant to this Agreement will be delivered or mailed to the last known business address of the Trust or the Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice will be deemed given on the date delivered or mailed in accordance with this section.

14.FORCE MAJEURE

The Adviser will not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Adviser will take reasonable steps to minimize service interruptions but will have no liability with respect thereto.

15.SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement will be construed, insofar as is possible, as if such portion had never been contained herein.

16.USE OF NAME

The Trust and the Adviser acknowledge that all rights to the name “M3Sixty Funds Trust” or any variation thereof belong to the Trust. The Trust and the Adviser acknowledge that all rights to the names “Cognios”, “Cognios Large Cap Value Fund,” and “Cognios Large Cap Growth Fund” or any variations thereof belong to the Adviser and that the Trust is being granted a limited license to use “Cognios Large Cap Value Fund” or “Cognios Large Cap Growth Fund,” as applicable, in the name of the Funds and “Cognios” in the name of any other fund or in the name of any class of shares. In the event that the Adviser ceases to be an adviser to the Trust, the Trust’s right to the use of the names “Cognios,” “Cognios Large Cap Value Fund” and “Cognios Large Cap Growth Fund” shall automatically cease on the ninetieth day following the termination of this Agreement. Nothing contained herein shall impair or diminish in any respect, the Adviser’s right to use the name “Cognios,” “Cognios Large Cap Value Fund” and “Cognios Large Cap Growth Fund” in the name of, or in connection with, any other business enterprises with which the Adviser is or may become associated. There is no charge to the Trust for the right to use this name.

17.GOVERNING LAW

The provisions of this Agreement will be construed and interpreted in accordance with the laws of the State of Delaware (without giving effect to its conflict of laws principles), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter will control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the Investment Company Act unless otherwise stated herein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

M3SIXTY FUNDS TRUST	COGNIOS CAPITAL, LLC
By: /s/ Randall K. Linscott Randall K. Linscott President	By: /s/ Gary W. DiCenzo Gary W. DiCenzo President

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

Funds

Cognios Large Cap Growth Fund

Cognios Large Cap Value Fund

APPENDIX B

INVESTMENT ADVISORY AGREEMENT

The Trust will pay the Adviser, on a monthly basis, compensation computed and accrued daily at an annual rate equal to the following:

Fund	Advisory Fee
Cognios Large Cap Growth Fund	0.70% (as a percentage of net assets)
Cognios Large Cap Value Fund	0.65% (as a percentage of net assets)

M3Sixty Funds Trust

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-877-732-3612 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER	123456789012

F/m Investments Large Cap Focused Fund
(formerly known as Cognios Large Cap Growth Fund)

A series of M3Sixty Funds Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 10, 2020

The undersigned, revoking all Proxies heretofore given, hereby appoints Ted Akins, and Brandon Byrd as Proxy of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of F/m Investments Large Cap Focused Fund (formerly known as Cognios Large Cap Growth Fund) (the “Fund”), a series of M3Sixty Funds Trust (the “Trust”), that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, to be held at 11:00 a.m., Eastern Time, on April 10, 2020, at the offices of the Trust located at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-877-732-3612. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 10, 2020. The proxy statement for this meeting is available at: vote.proxyonline.com/cognios/docs/fmiproxy.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

F/m Investments Large Cap Focused Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and all proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” the proposals. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and F/m Investments LLC. No investment advisory fee increase is proposed.	○	○	○
2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.	○	○	○

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]